Corporate Presentation

2009

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform
Act of 1995:  Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-
looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Wind Power Propels Our Business Model

“The Chinese government  recently
revised the wind [energy] target from 30
gigawatts to 150 gigawatts of generating
capacity by 2020.”

Forbes, July 2009

“The [Chinese] government has set on-
grid tariffs at between 0.51 yuan ($0.075)
and 0.61 yuan ($0.090) per kilowatt-hour
… about 20 percent higher than rates
determined in 2006.”

Bloomberg News, July 2009

“This year China is on track to pass the
United States as the world’s largest
market for wind turbines — after doubling
wind power capacity in each of the last
four years.”

New York Times, July 2009

5MW wind turbine by REpower

Wind Industry Dynamics In China

China is expected to surpass the United States as the world’s largest market for wind turbines in 2009

The Chinese government recently announced the $17.6 billion, 20 GW “Three Gorges
Wind Power” project in Northwest China

The Chinese government has substantially increased its goal for installed wind energy capacity by 2020, during the past year. Since 2008, the goal has increased from 20 GW to 30 GW to 120 GW and, most recently in July 2009, to 150 GW

China’s wind power industry is expected to reach 30 GW of capacity by 2010

There is the potential for China to invest $200 billion in wind turbine components and projects through 2020

China’s current renewable energy usage rate is 16% and the Chinese government recently increased its goal for 2020 to 23%, which is similar to European targets

The Chinese government will offer bank loans with subsidized interest rates to wind farm operators

China Wind Systems

Purchase
Purchase
Purchase
Installation
Utility fee

Forged Steel
Components

Where We Fit in Wind Power

Wind power is a promising, growing industry with strong potential

China is a world leader in the advancement of wind power

Wind turbines contain highly technical components that are creating a supply bottleneck

China Wind has market advantages in making large forged wind-power components

China Wind has demonstrated solid execution of its business plan by becoming a key supplier of many wind-power components, in which end users are international wind power players

Fabrication

Assembly

Yaw Bearings, Blades,
Gearbox and Other Parts

Wind Turbine

Grid Connection

End User

Wind Farm

China Wind Systems

Pitch
Rotor
Low-speed shaft
Gear box
Generator
Controller
Anemometer
Wind direction
Brake
Yaw drive
Wind Vane
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

Interior of Wind Turbine Unit

Source: U.S. Department of Energy

% Cost Breakdown of  A Windmill

Component

Percent

Blade

19%

Electrical Control System

16%

Gearbox

15%

Tower (flanges)

9%

Generator

8%

Hub

7%

Yaw System

5%

Spare Parts

5%

Nacelle

4%

Main Shaft

4%

Central Monitoring/Control System

3%

General Assembly

3%

Hydraulic System

2%

Source: Morgan Stanley Research

*We supply forged products for wind power components

Industry Bottleneck Secures Our Opportunity

The Chinese government mandates that 70% of wind
turbine components be manufactured locally, encouraging
domestic suppliers

Increases in wind turbine size will prolong this supply
constraint

Limited supply of large-sized forged products wind
turbines at least 2 MW

China Wind Systems’ primary strategic focus is to solve
the bottleneck by providing forged components, including
forged rolled rings, gear rims, and shafts used in
gearboxes and yaw bearings

Sources: Renewable Energy World Magazine

Unfinished shaft

Moving into the Wind Power Industry

22%

8,500 tons of rolled rings

April 2007

None

Rolled rings up to 3 meters
diameter

Original Facility

6,000 tons

40,000 tons of rolled rings,
flanges, shafts and gear rims

Design Capacity

Forged Products Facility

Upgrades to Forged
Product Facility

Products

Rolled rings up to 6.3 meters
diameter rolled rings, flanges,
shafts, and gear rims

Electro-slag Re-
melted forged
products

Equipment Installation

Jan 08  - Feb 09

Oct 2009- Apr 2010

Production Start

March 2009

April  2010

Expected Gross Margins

28%-30%

35%-40%

9,751,098

8,235,294

17,569,546

Gross Profit (in USD)

37%

28%

30%

Average Gross Margin %

26,354,319

29,411,765

58,823,529

Revenue (in USD)

6.8

6.8

6.8

Exchange Rate

180,000,000

200,000,000

400,000,000

Revenue (RMB)

30,000

10,000

10,000

Average Price/Tonnage (2008 RMB)

6,000

20,000

40,000

Total Tonnage Output

ESR forged products 100%

50%

100%

45,000

Design Capacity (Annual in tons) *

Actual Capacity @

CWSI

*ESR technology is used to increase the durability and quality of steel material used particularly for components in yaw bearings and gear boxes.

Mature industrial equipment business manufacturing textile & electrical power equipment

Quality metal fabricator of components for heavy machinery industries

Time-tested innovative engineers and skilled technicians

Growth strategy is to participate in the fast growing $200 billion China wind-
power equipment market

Supply forged rolled rings used in yaw bearings and gearboxes since April 2007

Rings  = 3 meters in diameter, for use in wind turbine units up to 3 MW

Recently completed State-of-the-art (108,000 SF) forging facility focused on wind industry, commencing operations in March 2009

Began in house manufacturing of shafts, flanges, shafts and forged rolled rings for gear rims and other applications in March 2009

Rings =6.3 meters in diameter, for use in wind turbines up to 5 MW

Shafts used in 1MW-3MW wind turbine units

Gear rims for use in gearbox

Flanges for tower

Added to the First Trust Global Wind Energy ETF, “FAN,” joining wind industry leaders, such as Nordex and Vestas Wind Systems

Company Overview

Gear Rim

Rolled rings

First Mover Advantage Keeps Us Ahead of the Curve

Competitive Advantages:

Scalable production capability to meet varied market
needs

Critical QAQC certification and capability to ensure
quality and safety, resulting in CWSI’s product being
accepted by a top wind power industry player

Received ISO9001 in July 2009, covering machining and
related service of shaft-shaped forging, ring forging,
tubular forging and component assembly

Internal innovation capability to lead new product
development

Track record of dealing with major SOE customers

Prime location in Jiangsu Province near major
transportation routes enables cost-savings

Strong management capability to accelerate company’s
leadership role in the industry

Majority of Chinese competitors rely on less effective
technology to produce forged rolled rings

Forging Process at Wuxi Facility

Leveraging Existing Wind Customer Base

Flanges

Power
plants

Wind tower

Power
plants

Flanges for
wind tower

Gearbox

Yaw
bearing

End
Product

Gear rim, shaft,
Flanges

2009 New Customer

Shenyang Heavy Machinery

Flanges

2009 New Customer

Chengxi Shipyard Co., Ltd

Shafts

2009 New Customer

Dong Fang Electric Co., Ltd

Flanges

2009 New Customer

Gansu Keyao Electrical Manufacturing Co., Ltd

Gear rims

2009 New Customer

Hangzhou Advance Gearbox Group Co., Ltd

Rolled rings

Rolled Rings

Product

2009 New Customer

Zhongxin Heavy Machinery Group

2009 New Customer

Wuxi Lida Gear Manufacturing Co., Ltd

Name of Company

7 New Wind Customers Year-To-Date In 2009

China Wind Systems

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
18.2
4.7
3.1
24.4
5.7
3.6
42.3
8.1
5.8
19.6
3.5
2.4
21.4
3.5
2.4
2006
2007
2008
1H08
1H09
Revenues
EBIT
Net Income

Strong Annual Growth

Notes: $ figures in millions

Income tax rate: 33%, 2005-2007; 25%, 2008

2007 net income before and after-tax exclude, $6.7 MM in one-time tax benefit, Q3, 2007

2008 net income before and after tax net income exclude non-cash charges of ($2.3M) related to amortization of debt discount to interest expense and one-time non-cash charge of ($2.9) MM, related to deemed preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A preferred stock in Q1 08.

China Wind Systems

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Q107
Q207
Q307
Q407
2007
Q108
Q208
Q308
Q408
2008
Q109
Q209
Forged Products- Wind Related
Forged Products- Other industries
Coking equipment
Dye Machines

Revenue Breakdown

Experienced Executive Team

Mr. Jianhua Wu, Chairman / CEO

Mr. Wu is the Founder and CEO of the Huayang Companies and has more than 20 years of machinery manufacturing experience. He holds a certificate in Mechanical engineering and is a founding member of the China Wind Association.

Mr. Leo Wang, CFO

Mr Wang is the Founder and Principal of Cambridge Invest, an investment advisory firm. Previously, he was CFO of Renhuang Pharmaceuticals, Inc. and held senior positions at Global
Guardian Group (hedge fund), Fleet Boston Financial Corp (now merged with Bank of America) and Norwegian Ministry of Finance; Mr. Wang was a NSF scholar at Harvard University and earned a MBA in finance from Massachusetts Institute of Technology and a PhD in Economics from the University of Oslo.

Mr. Adam Wasserman, CPA, Vice President of Financial Reporting

Mr. Wasserman is the CEO of CFO Oncall, Inc., an accounting consulting firm. Mr. Wasserman  holds CFO titles for Transax International Ltd, since May 2005, Lotus Pharmaceuticals,
Inc. since October 2006 and Gold Horse Intl. Inc. since July 2007. He earned a B.S. in Accounting from the State University of New York, Albany.

Mr. Ryan Hua, VP / Operations

Prior to joining China Wind Systems Mr. Hua was a Partner at Wuxi Zhong Qiang Heavy Machinery, Inc. Previously, he  was a General Manager at Zhong Qiang Heavy Machinery Inc.
and Assistant Electrical Engineer at Huayang Companies. Mr Hua holds a B.S. from Nanjing University of Science and Technology.

Mr. Chen Yao Hong, Chief Engineer

Mr Hong has previous experience in optical Instrument design and radar design and holds a certificate of Mechanical Engineering and a BS in Mechanical Design.

Mr. Bo Xiong Shen, Director / Business Development

Mr. Shen has 28 years experience with progressive responsibilities including Technician Technology Innovation Manager, Director of External Economic Affairs, and General Manager
of Import and Export at Nanjing Machine Tools Corp. He has  in-depth experience in manufacturing large size mechanical bearings and gearbox; Mr. Shen holds a certificate as a Sr.
Mechanical Engineer and received a B.S. from Beijing University in Mechanical Technology.

Drew Bernstein, Independent Director

Mr Bernstein serves as Chairman of the Audit Committee of China Wind Systems. He co-founded Bernstein & Pinchuk LLP (B&P) in 1983. His early recognition of the global marketplace and his extensive travel in the People's Republic of China (“PRC”) resulted in the aggressive expansion of the firm’s services to the PRC. Mr. Bernstein received his BS degree from the University of Maryland Business School, is licensed in the State of New York, Connecticut, California, Texas and Maryland and is a member of the AICPA, the
NYSSCPA and the NSA.

Megan Penick, Independent Director

Ms. Penick serves on the Company’s audit and compensation committees.  Ms. Penick is an attorney, licensed to practice in New York State, and the owner of Penick & Associates
LLC, which provides corporate governance consulting. She focuses on working with United States and China-based companies and their boards to develop corporate governance best practices. She received her J.D. from New York Law School and is fluent in both Mandarin and English.

China Wind Systems

1
Inflow of wind
2
Inflow of wind activates rotor (A) & blades (B)
3
Rotor & blades spin the main shaft (C) and gearbox (D), which spins the generator (G), resulting in electrical output

One of the few Chinese wind industry players publicly
traded in the U.S.

Potential to capitalize on China’s projected $200 billion
wind industry components market

Excellent industry dynamics where installed wind power is
targeted by the Chinese government to grow from 20 GW in
2009 to 150GW by 2020

Transforming into a leading supplier of wind power
components to address the rapidly growing wind industry
in China and the world.

State-of-the-art manufacturing facility focuses on
manufacturing forged products for wind power industry

Experienced management team with successful track
record to build CWSI into a world-class organization

Investment Highlights

Hydraulic press

wind turbine

Contact

Company Contact:

China Wind Systems, Inc

Leo Wang, Chief Financial Officer

No. 9 Yanyu Middle Road

Quinzhou Village, Huishan District,

Wuxi City, Jiangsu Province, PRC

Tel: (877)-224-6696 ext 705

E-mail: leo.wang@chinawindsystems.com

Investor Relations:

CCG Investor Relations, Inc

Crocker Coulson, President

1325 Avenue of Americas

Suite 2800

New York, NY 10019

Tel: (646) 213-1915

E-mail: crocker.coulson@ccgir.com

Legal Contact:

Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, NY 10006
Telephone: (212) 981-6767
E-mail: ALevitsky@srff.com

External Auditors:

Sherb & Company, LLP

1900 NW Corporate Boulevard

Suite E210

Boca Raton, FL 33431

Tel: (561) 886-4200

Appendix I: Equity Snapshot

Ticker (OTC BB):                                                      CWSI

Price (08/14/09):                                                        $1.47

Market Cap:                                                               $93.8 mil

Revenues (ttm):                                                        $44.1 mil

Net Income (ttm):                                                      $5.8 mil

Diluted Shares Outstanding:                                   63.8* mil

EPS (ttm):                                                                  $0.09

P/E (ttm):                                                                    16.3x

P/S (ttm):                                                                    2.1x

*63,768,462 weighted average diluted shares outstanding, June 30, 2009

Appendix II: Corporate Structure

CWSI.OB

Fulland Ltd.

Green Power Environmental
Technologies Co., Ltd

(“Green Power”)

Wuxi Fulland Wind Energy
Equipment Co., Ltd

(“Wind Power”)

100%

100%

100%

Wuxi Huayang Dye
Machine Co., Ltd.

(“Huayang Dye
Machine”)

Contractual
Arrangement

WFOE

WFOE

Wuxi Huayang
Electrical Power
Equipment Co., Ltd

(Huayang Electrical
Power Equipment)

Contractual
Arrangement

14,028,189

Common shares issuable upon conversion of series A
preferred stock

Share Type

       Number of Shares

Common shares issued and outstanding*

44,895,546

Shares issuable upon exercise of warrants at $0.40**

6,501,077

Shares issuable upon exercise of warrants at $0.50**

400,000

Shares issuable upon exercise of warrants at $0.567**

9,232,424

Total, fully diluted shares:

75,057,236

*As of March 25, 2009

**As of December 31, 2008

Appendix III: Capitalization Structure

Appendix IV: Summary Balance Sheet

($ in thousands)                                                                                    6/30/09                                             12/31/08

                                                                              (Unaudited)               (Audited)

Cash and Cash Equivalents                             $721                         $329

Current Assets                                                  10,341                      7,586

Total Assets                                                       42,236                     37,332

Current Debt                                                      1,169                        1,021

Total Liabilities                                                  6,262                        4,406

Total Stockholders’ Equity                               35,974                      32,925

Appendix V:  Summary Income Statement

Source: Company’s SEC filings

*  Net income, EPS exclude $2.3 million in non-cash interest expenses, amortization of debt issuance cost and $2.9 million deemed preferred dividend

** Net income, EPS exclude one-time income net of $6.7 million related to forgiveness of VAT and income taxes, Q3, 2007

($ in thousands, except per share data)

                                                   Q2 09           Q2 08      YoY%      2008        2007             YoY%

Revenues                                   $13,584       $11,183     21.5%    $42,285   $24,418        73.2%

Gross Profit                                 3,105            2,763      12.3%    10,545      7,052            49.5%

Operating Income                       2,512            2,032       23.6%     8,063      5,662            42.4%

Net Income                                  1,781            1,411        26.2%    5,829 *     3,603**          61.8

Diluted EPS                                 $0.03            $0.02                      $0.09*     $0.09^*

Gross Margin                              22.9%           24.7%                     24.9%      28.9%

Operating Margin                        18.5%           18.2%                     19.1%      23.2%

Appendix 6: Non-GAAP Reconciliation Data

Net Income

Diluted EPS

Net Income

Diluted EPS

Adjusted Amount of Net Income available to Common Shareholders

2,426,593

$

0.04

$

2,424,984

$

$0.06

Adjustment

    Interest expenses related to amortization of convertion of convertible debt to common stock (1)

2,263,661

0.06

    Deemed preferred stock dividend (2)

2,884,062

0.08

Amount per consolidated statement of operations

2,426,593

$

$0.04

(2,722,739)

$

(0.07)

$

(1) One-time, non-cash interest expenses related to amortization of debt discount to interest expense, Q1 2008

(2) Deemed preferred stock dividend, Q12008

weighted average diluted shares, 60,623,310 for six months ended June 30,

2009 and 37,760,355 for six months ended June 30, 2008

For the Six Months ended June 30,

2009

2008